EXHIBIT 1   page 1 of  4

       ENTERGY CORPORATION'S ORGANIZATION OF NON-REG COMPANIES
		    As of September 30, 2000

Entergy Corporation
     Entergy Enterprises, Inc. (LA) (100%) (an authorized
      subsidiary)
     Entergy Retail Holdings, Inc. (100%)(DE)(a new subsidiary)
       Entergy Retail Texas, Inc. (100%)(TX)(a new subsidiary)
	 Entergy Retail Texas LP-A (1%)(TX)(an energy-related
	  company)
	 Entergy Retail Texas LP-B (1%)(TX)(a new subsidiary) Entergy Retail Texas LP-A (99%)(TX)(an energy-related
	company)
       Entergy Retail Texas LP-B (99%)(TX)(a new subsidiary) Entergy Retail Louisiana LLC-A (90%)(DE)(a new subsidiary)
	 Entergy Retail Louisiana LLC-B (10%)(DE)(a new
	  subsidiary)
	 Entergy Retail Louisiana Management Services LLC-
	  A (50%)(LA)(a new subsidiary)
       Entergy Retail Louisiana LLC-B (90%)(DE)(a new subsidiary)
	 Entergy Retail Louisiana LLC-A (10%)(DE)(a new
	  subsidiary)
	 Entergy Retail Louisiana Management Services LLC-A
	  (50%)(LA)(a new subsidiary)
     Entergy Resources, Inc. (100%)(DE)(a new subsidiary)
     Entergy Operations Services, Inc. (100%) (an O&M subsidiary) Entergy Power Gas Holdings Corporation (100%)(DE)(an energy-
      related company)
	Entergy Power Gas Operations Corporation (80%)(DE) (an
	 energy-related company)
	   Highland Energy Company (75%)(TX)(an energy-
	    related company)
     Entergy Procurement Exchange Holding Corporation (100%)
      (DE) (a new subsidiary)
	Pantellos Corporation (5%) (an exempt telecommunications
	 company)
     Entergy Power Generation Corp. (DE) (100%) (EWG)
       EAL Power Generation, LLC (50%)(a new subsidiary)
       Entergy Power Warren Corporation I (DE)(100%)(a new
	subsidiary)
	 Warren Power, LLC (MS)(100%)(a new subsidiary)
     Entergy Power, Inc. (DE) (100%) (an authorized subsidiary) Entergy Power Marketing Corp. (DE) (100%) (an energy-related company)
     Entergy Holdings Inc. (100%) (an energy-related company)
       Entergy Business Solutions LLC (100%)(an energy-related
	company)
       Entergy Thermal LLC (100%)(an energy-related company) Entergy Nuclear, Inc. (100%) (an O&M subsidiary)
       TLG Services, Inc. (100%)(an energy-related company)

					 EXHIBIT 1   page 2 of  4

       ENTERGY CORPORATION'S ORGANIZATION OF NON-REG COMPANIES
		    As of September 30, 2000

     Entergy Nuclear Holding Company #1 (100%) (an EWG)
       Entergy Nuclear Generation Corporation (DE)(100%) (an EWG) Entergy Nuclear New York Investment Company I
	(DE)(100%) (an EWG)
	  Entergy Nuclear Indian Point 3 LLC (DE)(50%)(an
	   EWG)
	  Entergy Nuclear Fitzpatrick LLC (DE)(50%)(an EWG)
	  Entergy Nuclear Ninemile LLC (DE) (50%)(a new
	   subsidiary)
       Entergy Nuclear New York Investment Company II
	(DE)(100%)(an EWG)
	  Entergy Nuclear Indian Point 3 LLC (DE)(50%)(an EWG) Entergy Nuclear Fitzpatrick LLC (DE)(50%)(an EWG)
	  Entergy Nuclear Ninemile LLC (DE) (50%)(a new subsidiary) Entergy Nuclear Holding Company #2 (100%)(DE)(a new
	subsidiary)
	  Entergy Nuclear Operations, Inc.(100%)DE)(an O&M
	   subsidiary)
	  Entergy Nuclear Fuels Company (100%)(DE)(an O&M
	   subsidiary)
       Entergy Technology Holding Company (100%) (ETC)
	 Entergy Technology Company (100%) (ETC)
       Entergy International Holdings Ltd., LLC (DE) (100%) (FUCO)
	 Entergy Global Investments, Inc. (100%) (AR) (a new
	  subsidiary)
	    Entergy Power Development Corporation (DE) (15%)
	     (FUCO)
	 Entergy International Ltd., LLC (100%) (FUCO)
	   Entergy International Investment No. 2 LLC (100%)
	     Entergy UK Holdings, Ltd (100%)
	       Entergy UK Ltd (100%)
		 Entergy UK Enterprises Ltd (100%) (FUCO)
		   EWO Holdings Inc. (33%)(DE)(FUCO)
	   Entergy US DB IV LLC (100%)
	     Entergy AUS Debt 2 (100%)
	       Entergy Victoria, Inc. (311,584 shares)
	   Entergy US DB I LLC (100%)
	     ENT AUS Debt 1(100%)(FUCO)
       Entergy Global Power Operations Corporation (DE)(100%)(an O&M
	subsidiary)
	  Entergy Power Operations U.S., Inc. (DE)(100%)(an O&M
	   subsidiary)
	  Entergy Power Operations Corporation (DE)(100%)(FUCO)
	    Entergy Power Operations Damhead Creek Limited
	     Partnership(UK)(99%)(FUCO)
	    Entergy Power Operations Damhead Creek
	     Corporation(DE)(100%)(FUCO)
	       Entergy Power Operations Damhead Creek Limited
		Partnership(UK)(1%)(FUCO)
	  Entergy Power Operations Holdings Ltd.
	   (Cayman)(100%)(FUCO)
	     Entergy Power Operations UK Limited (UK)(100%)(FUCO) Entergy Power Operations Pakistan LDC
	      (Cayman)(95%)(FUCO)
       Entergy Power Development Corporation (DE) (85%) (FUCO)
	 Entergy Power Operations Pakistan LDC (Cayman) (5%) (FUCO)

					 EXHIBIT 1   page 3 of  4

       ENTERGY CORPORATION'S ORGANIZATION OF NON-REG COMPANIES
		    As of September 30, 2000

	 Entergy Global Trading Holdings, Ltd. (Cayman) (100%)
	   EGT Holding, Ltd. (Cayman) (100%)
	     Entergy Trading & Marketing Ltd. (United
	      Kingdom)(100%)
	 Entergy Pakistan, Ltd. (DE) (100%) (FUCO)
	   Hub Power Co., Ltd. (Pakistan) (<5%) (FUCO)
	   Entergy Power Liberty, Ltd. (Mauritius) (100%) (FUCO)
	 Entergy Power Asia, Ltd. (Cayman) (100%) (EWG)
	 Entergy Power Saltend Holding, Ltd. (Cayman) (100%) (FUCO)
	   Entergy Power Saltend, Ltd. (Cayman) (100%) (FUCO)
	     Saltend Cogeneration Company, Ltd. (United
	      Kingdom) (100%) (FUCO)
	   Entergy Power Europe Holding, Ltd. (Cayman) (100%)
	    (FUCO)
	 Entergy Power Damhead Creek Holding 1, Ltd. (Cayman)
	  (100%) (FUCO)
	    Entergy Power Damhead Creek Holding II, Ltd.
	     (Cayman) (99.99%) (FUCO)
	       Entergy Power Damhead Creek Holding III, Ltd.
		(Cayman) (100%) (FUCO)
		  Damhead Creek Holding, Ltd. (United Kingdom) (100%) (FUCO)
		    Damhead Creek, Ltd. (United Kingdom) (100%) (FUCO)
		      Damhead Creek Finance, Ltd. (Cayman) (100%) (FUCO) Entergy Power Investment Holdings Corporation (DE) (100%)(FUCO)
	   Entergy Power Damhead Finco., LLC (Delaware) (1%) (FUCO)
	 Entergy Power Damhead Finco., LLC (Delaware) (99%) (FUCO)
	   Entergy Power Damhead Finco. 1 (Cayman) (100%) (FUCO)
	     Damhead Finance LDC (Cayman) (fka Entergy
	      Power Damhead Cayman 1 LDC) (1%) (FUCO)
		Damhead Finance (Netherlands Antilles) N.V. (99%) (FUCO)
		  Damhead Finance (Netherlands) B.V. (99%) (FUCO)
	     Damhead Finance (Netherlands Antilles) N.V.
	      (1%) (FUCO)
	     Damhead Finance (Netherlands) B.V. (1%) (FUCO)
	   Entergy Power Damhead Finco. 2 (Cayman) (100%) (FUCO)
	     Damhead Finance LDC (Cayman) (fka Entergy
	      Power Damhead Cayman 1 LDC) (99%) (FUCO)
		Damhead Finance (Netherlands
		 Antilles) N.V. (99%) (FUCO)
		   Damhead Finance (Netherlands) B.V. (99%) (FUCO)
	 Entergy S.A. (Argentina) (100%) (FUCO)
	   Central Costanera S.A. (Argentina) (6%) (FUCO)
	     Central Thermoelectric Buenos Aires, S.A.
	      (Argentina) (3%) (FUCO)
	 Entergy Power CBA Holding, Ltd. (Bermuda) (100%) (FUCO)

					 EXHIBIT 1   page 4 of  4

       ENTERGY CORPORATION'S ORGANIZATION OF NON-REG COMPANIES
		    As of September 30, 2000


	   Central Thermoelectric Buenos Aires, S.A.
	    (Argentina) (Indirect 7.8%) (FUCO)
	 EWO Holdings Inc. (Delaware) (67%) (FUCO)
	   Entergy Power Chile, S.A. (Chile) (100%) (FUCO)
	     Inversiones Electricas Quillota S.A. (Chile)
	      (50%) (FUCO)
		 Compania Electrica San Isidro
		  S.A. (Chile) (50%) (FUCO)
	 EP Edegel, Inc. (Delaware) (100%) (FUCO)
	   Entergy Power Peru S.A. (Peru) (100%) (FUCO)
	     Generandes Peru S.A. (Peru) (33%) (FUCO)
	       Edegel S.A. (Peru) (60%) (FUCO)
       Entergy Power Holdings USA Corporation (DE)(100%)(an
	energy related company)
	  Entergy Turbine Holding QF LLC (100%) (DE)(a new
	   subsidiary)
	     Entergy Turbine Holding Louisiana, LLC
	      (100%)(DE)(a new subsidiary)
	  Entergy Power RS Corporation (DE)(100%)(an energy
	   related company)
	     RS Cogen, LLC (LA)(50%) (a qualifying cogeneration
	      facility under PURPA)
       Entergy Power E&C Corporation (100%)(a new subsidiary)
	 Entergy Power E&C Holdings, LLC (100%)(a new
	  subsidiary)
	    EntergyShaw LLC (50%)(an O&M subsidiary)